                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

         WHEREAS, ROMAC INTERNATIONAL, INC., a Florida corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the deferral of up to $30,000,000 of compensation to be offered under the Kforce.com Deferred Compensation Plan; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his or her name, respectively.

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints David L. Dunkel, William L. Sanders and Eileen Kelly, and each of them individually, his or her attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below to the Form S-8 Registration Statement relating to the deferral of up to $30,000,000 of compensation to be offered under the Deferred Compensation Plan and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 24th day of December, 1999.

David L. Dunkel                     Chairman of the Board and Chief Executive
                                      Officer                                     /s/    DAVID L. DUNKEL
                                                                                  -----------------------------
William L. Sanders                  Chief Financial Officer, Vice President
                                      and Secretary                               /s/    WILLIAM L. SANDERS
                                                                                  -----------------------------

Eileen Kelly                        Treasurer and Assistant Secretary             /s/    EILEEN KELLY
                                                                                  -----------------------------
Howard W. Sutter                    Director and Divisional President of
                                      Human Resources                             /s/    HOWARD W. SUTTER
                                                                                  -----------------------------

Richard M. Cocchiaro                Director                                      /s/    RICHARD M. COCCHIARO
                                                                                  -----------------------------

Gordon Tunstall                     Director                                      /s/    GORDON TUNSTALL
                                                                                  -----------------------------

W. R. Carey, Jr.                    Director                                      /s/    W. R. CAREY, JR.
                                                                                  -----------------------------

Todd W. Mansfield                   Director                                      /s/    TODD W. MANSFIELD
                                                                                  -----------------------------

Karl A. Vogeler                     Director                                      /s/    KARL A. VOGELER
                                                                                  -----------------------------

John N. Allred                      Director                                      /s/    JOHN N. ALLRED
                                                                                  -----------------------------

Wayne D. Emigh                      Director                                      /s/    WAYNE D. EMIGH
                                                                                  -----------------------------